                                 EXHIBIT INDEX


EXHIBIT

 4.7       Trusteeship Succession Agreement.

 4.8       Confirmation and First Amendment to Trusteeship Succession
           Agreement.

23.        Consent of Kenneth Leventhal & Company.

24.        Power of Attorney.

27.        Financial Data Schedule

                    AMERICAN SOUTHWEST FINANCIAL CORPORATION

                                    EXHIBITS

                              filed with report on

                                   FORM 10-K

                             for fiscal year ended

                                 June 30, 1994

                                                                  EXECUTION COPY

                        TRUSTEESHIP SUCCESSION AGREEMENT

                          Dated as of October 8, 1993


                 Bank One, Arizona, NA ("Bank One"), First Bank National Association ("First Bank") and American Southwest Financial Corporation, American Southwest Finance Co., Inc. and Westam Mortgage Financial Corporation (collectively, the "Issuers"), agree as follows:

                 WHEREAS, Bank One currently serves as trustee for certain of the bond issues for which the Issuers are obligors as identified on Schedule I hereto (the "Bond Issues") pursuant to the Bond Indentures and Supplemental Indentures set forth on Schedule II hereto (the "Indentures").

                 WHEREAS, Bank One intends to resign as trustee, the Issuers anticipate appointing First Bank and First Bank anticipates accepting such appointment, as successor trustee under each of the Indentures (the "Trusteeship Succession"), and to facilitate transfer of bond collateral, transition of bond registrar and transfer functions and paying agency functions, transition of bond trustee activities, transfer of records and provision of successor notices, the parties desire that certain actions and procedures be undertaken in accordance with the Indentures and the terms and conditions herein.

                 NOW, THEREFORE, in consideration of the premises, and the mutual agreements hereinafter set forth, Bank One, First Bank and the Issuers agree as follows:

                 1. Bond Collateral. Prior to the Trusteeship Succession, First Bank shall act as the custodial agent of Bank One in connection with the transfer, custody and safe keeping, trust account crediting and verification of all Bond Issue collateral ("Collateral"), pursuant to that certain Collateral Custody and Verification Agreement (the "Collateral Agreement") between Bank One and First Bank, in effect as of August 31, 1993, a copy of which is attached hereto as Exhibit A.

                 2. Bond Registrar Functions. Prior to Trusteeship Succession, First Bank shall act as Bank One's registrar agent to perform all bond registration, transfer, exchange, authentication and record keeping functions of the registrar and transfer agent under each of the Indentures, pursuant to the Registrar Agency Agreement (the "Registrar Agency Agreement") between Bank One and First Bank, in effect as of August 31, 1993, a copy of which is attached hereto as Exhibit B.

                 3. Bond Paying Agency Functions. Prior to and following the Trusteeship Succession, First Bank shall act as the Issuers' paying agent for each Bond Issue as provided in the related Indenture, commencing on October 1, 1993, pursuant to the Paying Agency Agreement (the "Paying Agency Agreement") dated as of September 29, 1993, among Bank One, First Bank and the Issuers, a copy of which is attached hereto as Exhibit C.


                                 Exhibit 4.7

                 4. Trusteeship Resignation, Appointment and Acceptance; Conditions; Discharge. Effective upon the later of November 30, 1993 or satisfaction of each of the conditions precedent set forth below, Bank One shall resign as trustee for each Bond Issue by its execution and delivery to the Issuers of a Trustee Resignation instrument in the form attached hereto as Exhibit D-1, the Issuers shall appoint First Bank as successor trustee for each Bond Issue by execution and delivery to Bank One and to First Bank of Trustee Appointment instruments in the form attached hereto as Exhibit D-2, and First Bank shall accept such appointment as Successor Trustee for each Bond Issue by its execution and delivery to Bank One and to the Issuers of a Trustee Acceptance instrument in the form attached hereto as Exhibit D-3.

                 The parties agree that the following conditions precedent shall be fully performed and satisfied prior to Trusteeship Succession with respect to all Bond Issues:

                 (i) All Bond Issue Collateral shall be transferred to the custody of First Bank and receipt of correct and complete Collateral, together with necessary endorsements, assignments or transfer notices, shall be verified, or discrepancies resolved, as provided in the Collateral Agreement. Notwithstanding the foregoing, Trusteeship Succession shall not be prevented based upon First Bank's receipt of Collateral consisting of Pledged Loans (as that term is defined in the Collateral Agreement) evidenced by document files that contain discrepancies of a de minimis nature, i.e., which do not adversely affect the value or security of such Pledged Loans.

                (ii) All Bond Issue principal balance records by bond holder and maturity date shall be reconciled as correct, or discrepancies resolved, as contemplated by the Paying Agency Agreement.

               (iii) All Uniform Commercial Code ("UCC") financing statements or assignments thereof, naming First Bank (in its capacity as Bond Issue successor trustee), as direct or assigned secured party, shall have been executed and filed in appropriate public record offices to perfect such trustee's security interests in all Bond Issue Collateral, as determined by legal counsel to the Issuers. The parties hereto agree to cooperate with Issuers' legal counsel in the preparation and filing of such UCC financing statements and/or assignments.

                 Upon Trusteeship Succession, Bank One shall be released and discharged from any further claims and obligations under the Indentures with respect to its administration of the Bond Issues and the transfer of Bond Issue collateral, except that it shall remain responsible for any undertakings made by it in connection with the resolution of collateral discrepancies as provided in Section 4 of the Collateral Agreement. For a period of fifteen months following the date of Trusteeship Succession, Bank One shall remain responsible for the accuracy and completeness of the records and documents to be delivered to First Bank pursuant to Section 5 hereof, the Certified Collateral List provided to First Bank pursuant to Section 4 of the Collateral Agreement, the bond

                                  Exhibit 4.7
registration information provided to First Bank pursuant to Section 2 of the Registrar Agency Agreement and the payment information provided to First Bank pursuant to Section 4 of the Paying Agency Agreement. Bank One shall remain responsible for the accuracy of principal and interest payments made by it as paying agent prior to October 1, 1993, with respect to Bond Issues as required by the Indentures.

                 5. Post-Trusteeship Succession Actions. Promptly following Trusteeship Succession, Bank One shall transfer to First Bank (i) all accounting records and statements of asset credits, asset debits, and monthly ending balances for Indenture trust accounts, (ii) records of all Bond Issue payments of principal and interest, affidavits of lost, stolen or destroyed bond certificates, and related indemnity agreements and surety bonds, (iii) original Bond Issue closing documents and certificates and all subsequent amendments and supplements thereto and agreements executed by Bank One as trustee for any such Bond Issue effecting the rights or security of bondholders or the duties of the trustee thereunder, (iv) collateral asset servicing reports and servicer compliance certificates and financial statements, (v) Issuer Indenture compliance certificates and reports, and (vi) trustee reports to bondholders.

                 Within thirty (30) days following Trusteeship Succession, the parties shall jointly prepare, and First Bank shall mail, a notice of Trustee resignation, appointment and acceptance to holders of all Bond Issues, Bond Issue credit rating agencies, Bond Issuer collateral servicers and collateral agreement parties.

                 Following Trusteeship Succession, Bank One shall promptly remit to First Bank all cash payments received by Bank One with respect to items of Bond Issue collateral, together with a copy of the advice, notice or other indication of the nature and source of such payment, specifying the item of collateral to which such payment relates. Further, for a period of one year following Trusteeship Succession, Bank One shall forward to First Bank all Bond Issue certificates presented to Bank One for payment of principal maturing after Trusteeship Succession.

                 6. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof, and may be amended at any time by mutual agreement by the parties hereto. This Agreement, except with respect to the activities described in Sections 3 and 5 and Bank One's continuing responsibilities as provided in Section 4, shall terminate concurrently with the Trusteeship Succession. In connection with the administration of this Agreement, the parties may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement any such interpretation to be signed by all parties and annexed hereto.

                 7. Governing Law. This Agreement shall be governed by, and construed in accordance with the laws of the State of Arizona.

                 8. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to Bank One at Bank One, Arizona NA, by mail: Corporate Trust - Mortgage Backed Bonds Department (A834), P. O. Box 29559, Phoenix, Arizona 85038; by delivery: Corporate Trust - Mortgage Backed Bonds Department,

                                  Exhibit 4.7

25th Floor, 241 North Central Avenue, Phoenix, Arizona  85004  Attention:
Corporate Trust Department, to the Issuers at 2390 East Camelback Road, Suite 225, Phoenix, Arizona 85016, Attention: Bond Administration, or to First Bank at First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Department, or to such other address as each party may hereafter specify in writing, and if so delivered or mailed, shall be conclusively presumed to have bene duly given hereunder to the respective party, whether or not such party receives such notice.

                 9. Binding Effect. This Agreement shall be binding upon and shall enure to the benefit of the parties hereto and their respective successors and assigns.


                                          FIRST BANK NATIONAL ASSOCIATION


                                          By /s/ Eve D. Kaplan
                                            ------------------
                                          Its Vice President



                                          BANK ONE, ARIZONA, NA


                                          By /s/ Susan J. McCord
                                            --------------------
                                          Its Vice President


                                        AMERICAN SOUTHWEST FINANCIAL CORPORATION


                                          By /s/ Jeffrey A. Newman
                                            ----------------------
                                          Its Senior Vice President



                                          AMERICAN SOUTHWEST FINANCE CO., INC.


                                          By /s/ Jeffrey A. Newman
                                            ----------------------
                                          Its Senior Vice President


                                          WESTAM MORTGAGE FINANCIAL CORPORATION


                                          By /s/ Jeffrey A. Newman
                                            ----------------------
                                          Its Senior Vice President

                                  Exhibit 4.7

                                                                       EXHIBIT A

                 COLLATERAL CUSTODY AND VERIFICATION AGREEMENT

                          Dated as of August 31, 1993


                 Bank One, Arizona NA (the "Trustee") and First Bank National Association, a national banking association (the "Custodian"), agree as follows:

                 WHEREAS, the Trustee currently is trustee for each of the bond issues identified on Schedule I hereto (the "Bond Issues") pursuant to the Bond Indentures and Supplemental Indentures set forth on Schedule II hereto (the "Indentures"), and in connection therewith, the Trustee maintains custody of
(i) separate groups of securities of the types described on Exhibit A hereto ("Securities"), (ii) separate pools of mortgage loans evidenced by the types of documents described on Exhibit B hereto ("Pledged Loans"), (iii) separate holdings of cash, letters of credit ("Letters of Credit") surety bonds ("Surety Bonds"), cash-equivalent investment securities ("Cash Investments"), reinvestment agreements ("Reinvestment Agreements"), insurance policies ("Insurance Policies") and Funding Agreements, Servicing Agreements and Master Servicing Agreements (collectively, the "Agreements"), all individually recorded and credited to Indenture trust accounts (collectively referred to herein as "Collateral") in accordance with the terms of the Indentures.

                 WHEREAS, the Trustee intends to resign as trustee, and Custodian anticipates being appointed and accepting as successor trustee, under each of the Indentures ("Trusteeship Succession"), and to facilitate transfer and control of and accounting for the Collateral, the parties desire that Custodian shall act as the Trustee's custodial agent to receive, hold and verify all Collateral that is transferred from Trustee to Custodian prior to Trusteeship Succession, in accordance with the terms and conditions herein.

                 NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, the Custodian and the Trustee agree as follows:

                 1. Appointment as Custodian. Subject to the terms and conditions herein, the Trustee hereby appoints the Custodian, and the Custodian hereby accepts such appointment, as Trustee's custodial agent to receive and maintain custody of the collateral delivered to it as provided herein, for the benefit and protection of the Trustee in order to continue and maintain the lien perfection of the Collateral as security for the Bond Issues, and to provide for the orderly transfer and verification of the Collateral in connection with the Trusteeship Succession.

                 2. Custodial Account. The Custodian agrees to open a segregated custody account in the Trustee's name for each Bond Issue with itself at its office in St. Paul, Minnesota where custody of the Collateral will be maintained on behalf of the Trustee and to credit to such account by separate records on its books the respective Collateral securing such Bond Issue.

                 3. Delivery of Collateral. Trustee shall deliver Collateral to the Custodian in multiple deliveries from time to time prior to Trusteeship Succession, upon at least two business days' advance written notice to Custodian ("Delivery Notice") which may be made by facsimile transmission and shall





                                  Exhibit 4.7
identify all Collateral by the Bond Issue and Indenture to and by which it is pledged, the trust accounts to which it is to be credited, the scheduled delivery date and specific information regarding each item of Collateral as follows:

         Securities and Cash Investments

         Title of Security
         CUSIP number and face amount
         Whether Security is certificated, or if uncertificated,
           FED registered or transfer agent if non-FED registered
         Date of Transfer if uncertificated
         Delivery information

         Pledged Loans

         Delivery mode of Loan files
         Document files identification information

         Cash

         Amount
         Wire transfer transmitting bank

         Reinvestment Agreements, Letters of Credit and Surety Bonds

         Document title
         Names of providers
         Dollar amount
         Delivery mode

         Agreements and Insurance Policies

         Document title
         Names of issuer or contract parties
         Delivery mode

Each Delivery Notice shall be executed by an officer of the Trustee and copies attached to this Agreement.

                 Trustee shall make the transfer and delivery of Collateral on the scheduled delivery dates utilizing the modes of physical delivery and book-entry transfer and reregistration procedures and agents as agreed upon by the Custodian and the Trustee for each item of Collateral in the form as held by Trustee. Custodian's delivery address, registration and electronic transfer account information for Securities and Cash Investments and wire transfer instructions for cash are set out in Exhibit C hereto. Uncertificated Securities and Cash Investments delivery shall be evidenced by written delivery confirmation forms or transfer agent generated electronic confirmation notices sent to or available through on-line access by Custodian. Certificated Securities and Cash Investments and Pledged Loan notes, mortgages and deeds of trust will be endorsed for transfer, or accompanied by duly executed assignment instruments, sufficient

                                  Exhibit 4.7
to permit Custodian to reregister record ownership of such Collateral. Certificated Securities held in the physical possession of the Trustee shall be delivered to the possession of Custodian employees at Trustee's place of business in Phoenix, Arizona. Pledged Loan original document files will be delivered to the Custodian's place of business in St. Paul, Minnesota, grouped by related Bond Issue and accompanied by a manifest of the documents contained therein; provided that Pledged Loan documents that have been delivered to and are held by mortgage loan servicers shall be noted on the related Delivery Notice, and the Trustee shall direct such servicers to remit such documents, or related remedies proceeds, to the Custodian upon completion of servicing or remedies use thereof. Original Letters of Credit, Surety Bonds, Reinvestment Agreements, Insurance Policies and Agreements will be delivered to the Custodian's place of business in St. Paul, Minnesota together with Trustee-executed letters or transfer certificates to the providers thereof advising and directing that Custodian become the beneficiary thereof. Prior to delivery and receipt by Custodian in the manner specified in the Delivery Notice, risk of theft, destruction or loss of Collateral will be that of Trustee.

                 Custodian will provide Trustee with an initial receipt (in the form attached hereto as Exhibit D) for all Securities and Cash Investments, Pledged Loan document files, Letters of Credit, Reinvestment Agreements, Insurance Policies and Agreements delivered to Custodian. Such initial receipts shall be delivered to the Trustee with respect to all Collateral other than Pledged Loans, within three business days after delivery, and with respect to Pledged Loans, within ten business days after delivery. Custodian shall not confirm receipt of complete or correct Collateral as required for each Bond Issue, and will not release Trustee from appropriate claims for missing or incomplete Collateral, until completion of the Collateral review and verification procedures described in Section 4 below. The Trustee shall remit to Custodian any cash income and distributions received by Trustee with respect to transferred Collateral that is to be (i) held as Collateral and not required for Bond Issue payments or any other payments due prior to October 1, 1993, or
(ii) held as Collateral or applied to make Bond Issue payments or other payments under the Indentures from and after October 1, 1993; identifying such cash to the related Bond Issue and item of Collateral.

                 4. Collateral Verification. Custodian shall receive from the Trustee within ten business days following the date of this Agreement, a certified list of all Collateral currently required pursuant to the Indentures to secure each Bond Issue (the "Certified Collateral List"), setting forth sufficient detail to identify each item of Collateral. Custodian shall review and compare Collateral actually received from the Trustee for each Bond Issue with the related Certified Collateral List. With respect to Mortgage Loans, the Custodian shall determine that each Mortgage Loan document file contains the documents described on Exhibit B hereto. The Custodian shall note and advise Trustee and American Southwest Financial Corporation in writing of any Collateral received but not identified on the Certified Collateral List, of Collateral identified on the List but not received and of Pledged Loan document exceptions. Such notice and advice shall be given, in the case of Collateral other than Pledged Loans, within five business days following the date on which Custodian has given its initial receipt, and has received the Certified Collateral List,

                                  Exhibit 4.7
for such Collateral, and in the case of Pledged Loans, within ten business days following that date for such Pledged Loans. Any such Collateral discrepancies will be resolved and corrected prior to the Trusteeship Succession for all Bond Issues. Immediately following either its determination that no Collateral discrepancy exists, or all discrepancies are resolved and corrected, with respect to a Bond Issue, the Custodian shall provide a confirming receipt to the Trustee and American Southwest for such Bond Issue's Collateral in the form attached hereto as Exhibits E-1 or E-2.

                 5. Duties of Custodian. As Custodian, the Custodian shall have and perform the following powers and duties with respect to the
Collateral:

                 (a) Safekeeping. The Custodian will hold the Collateral on behalf of the Trustee. The Custodian will promptly report to the Trustee any failure on its part to hold the Collateral as herein provided and promptly take appropriate action to remedy any such failure.

                 (b) Access to Collateral. The Custodian will, subject to security requirements of the Custodian applicable to its own employees having access to similar records held by the Custodian and such regulations as may be reasonably imposed by the Custodian, permit the Trustee or any of its duly authorized representatives, servicing agents, attorneys or auditors to inspect the Collateral at such times as the Trustee may reasonably request during normal business hours.

                 (c) Release of Documents. The Custodian will release any Pledged Loan documents for servicing as directed by the Trustee and as required by the governing Indenture or related servicing agreement.

                 (d) Administration; Reports. The Custodian will collect any income and distributions on Securities, Pledged Loans, Cash Investments, Surety Bonds, Reinvestment Agreements, Insurance Policies and Agreements transferred and registered to it, and remit to the Trustee such portion thereof required for Bond Issue payments or other payments by the Trustee prior to October 1, 1993, and in general, will attend to all non-discretionary details in connection with maintaining custody of the Collateral on behalf of the Trustee. The Custodian shall assist the Trustee generally in the preparation of routine reports to Bondholders or to regulatory bodies, if any, to the extent necessitated by the Custodian's custody of the Collateral.

                 (e) Trust Accounts. Custodian will establish on its records separate trust accounts of the types described on Exhibit F hereto, for each Bond Issue as directed in writing by the Trustee, and
         (i) each item of Collateral received hereunder from the Trustee will be credited to the particular trust account specified in the related Delivery Notice, (ii) cash received by the Custodian with respect to items of Collateral other than Pledged Loans will be credited to the trust account to which such Collateral is credited and (iii) cash received by the Custodian with respect to Pledged Loans will be credited to the Mortgage Collateral

                                  Exhibit 4.7

        Proceeds Account for the related Bond Issue as specified by the remitting loan servicer or master servicer.

                 6. Instructions; Authority to Act. The Custodian shall be deemed to have received proper instructions with respect to the Collateral upon its receipt of written instructions signed by a Responsible Officer of the Trustee. A certified copy of a resolution of the Board of Directors of the Trustee may be received and accepted by the Custodian as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by the Trustee.
Such instructions may be general or specific in terms.

                 7. Indemnification by the Custodian. The Custodian agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Trustee as the Trustee as the result of failure of the Custodian to perform its duties hereunder, provided, however, that the Custodian shall not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs due to the actions or omissions of the Trustee.

                 8. Advice of Counsel. The Custodian and the Trustee further agree that the Custodian shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

                 9. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto shall terminate concurrently with the Trusteeship Succession and otherwise may be terminated by either party by written notice delivered or mailed to the other party, postage prepaid, termination to take effect no sooner than thirty (30) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after any termination other than upon Trusteeship Succession, the Custodian shall return the Collateral to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, the Custodian and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and annexed hereto.

                 10. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

                 11. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at Bank One, Arizona NA, by mail: Corporate Trust - Mortgage Backed Bonds Department (A834), P. O. Box 29559, Phoenix, Arizona 85038; by delivery: Corporate Trust - Mortgage Backed Bonds Department, 25th Floor, 241 North Central Avenue, Phoenix, Arizona
85004, or to

                                  Exhibit 4.7
the Custodian at First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention: Corporate Trust Agreement, or to such other address as the Trustee or the Custodian may hereafter specify in writing, shall be conclusively presumed to have been duly given hereunder to the respective party, whether or not such party receives such notice.

                 12. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Trustee and the Custodian and their respective successors and assigns.


                 IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date and year first written above.


                                            BANK ONE, ARIZONA NA,
                                              as Trustee under the Indentures
                                              referred to above


                                            By /s/ Susan J. McCord
                                              -----------------------------
                                              Its Vice President
                                                  -------------------------

                                            By /s/ Anne Aldridge
                                              -----------------------------
                                              Its Corporate Officer
                                                  -------------------------


                                            FIRST BANK NATIONAL
                                              ASSOCIATION, as Custodian


                                            By /s/ Eve D. Kaplan
                                              -----------------------------
                                              Its Vice President
                                                  -------------------------

                                            By /s/ Sheryl A. Christopherson
                                              -----------------------------
                                              Its Asst. Vice President
                                                  -------------------------

                                  Exhibit 4.7

                                ACKNOWLEDGEMENT

Each of the undersigned does hereby acknowledge and agree to the form and effect of the foregoing Agreement.



                                             AMERICAN SOUTHWEST FINANCIAL
                                             CORPORATION


                                             By /s/ Jeffrey A. Newman
                                              --------------------------
                                               Its Senior Vice President
                                                   ---------------------





                                             AMERICAN SOUTHWEST FINANCE CO. INC.


                                             By /s/ Jeffrey A. Newman
                                               -------------------------
                                               Its Senior Vice President
                                                   ---------------------




                                             WESTAM MORTGAGE FINANCIAL
                                             CORPORATION


                                             By /s/ Jeffrey A. Newman
                                                -------------------------
                                                Its Senior Vice President
                                                    ---------------------

                                  Exhibit 4.7

                                   SCHEDULE I
                                   ----------

                                  BOND ISSUES
                                  -----------


         ISSUER                                                   SERIES
         ------                                                   ------

         American Southwest Financial Corporation                     G
                                                                      H
                                                                      I
                                                                      J
                                                                      K
                                                                      M
                                                                      P
                                                                      Q
                                                                      R
                                                                      S
                                                                      T
                                                                      U
                                                                      V
                                                                      X
                                                                      Y
                                                                      Z
                                                                      37
                                                                      38
                                                                      39
                                                                      40
                                                                      41
                                                                      42
                                                                      43
                                                                      44
                                                                      45
                                                                      46
                                                                      48
                                                                      49
                                                                      50
                                                                      51
                                                                      53
                                                                      54
                                                                      55
                                                                      56
                                                                      59
                                                                      68

         American Southwest Finance Co., Inc.                         1984-1

         Westam Mortgage Financial Corporation                        W-3





                                  Exhibit 4.7

                                  SCHEDULE II
                                  -----------

                                   INDENTURES
                                   ----------


BOND SERIES                       INDENTURE DATE                    SUPPLEMENTAL INDENTURE DATE
- -----------                       --------------                    ---------------------------

        G                              8/1/84                                     10/01/84
        H                              8/1/84                                     12/01/84
        I                              8/1/84                                     03/01/85
        J                              8/1/84                                     04/01/85
        K                              8/1/84                                     07/01/85
        M                              8/1/84                                     09/01/85
        P                              8/1/84                                     12/01/85
        Q                              8/1/84                                     12/01/85
        R                              8/1/84                                     12/31/85
        S                              8/1/84                                     12/31/85
        T                              8/1/84                                     04/01/86
        U                              8/1/84                                     03/01/86
        V                              8/1/84                                     04/01/86
        X                              8/1/84                                     06/01/86
        Y                              8/1/84                                     06/01/86
        Z                              8/1/84                                     07/01/86
        37                             8/1/84                                     08/01/86
        38                             8/1/84                                     07/01/86
        39                             8/1/84                                     08/01/86
        40                             8/1/84                                     10/01/86
        41                             8/1/84                                     10/01/86
        42                             8/1/84                                     11/01/86
        43                             8/1/84                                     01/01/87
        44                             8/1/84                                     02/01/87
        45                             8/1/84                                     02/01/87
        46                             8/1/84                                     05/01/87
        48                             8/1/84                                     06/01/87
        49                             8/1/84                                     05/01/87
        50                             8/1/84                                     06/01/87
        51                             8/1/84                                     07/01/87
        53                             8/1/84                                     07/01/87
        54                             8/1/84                                     09/01/87
        55                             8/1/84                                     10/01/87
        56                             8/1/84                                     10/01/87
        59                             8/1/84                                     12/01/87
        68                             8/1/84                                     09/01/88

     1984-1                            1/1/84                                     None

       W-3                             6/1/88                                     06/01/88





                                  Exhibit 4.7

                                                                     Ex. A


                              TYPES OF SECURITIES
                              -------------------


                 1.       GNMA I Certificates.

                 2.       GNMA II Certificates.

                 3.       Freddie Mac Certificates.

                 4.       FNMA Certificates.


                 The GNMA Certificates (both I and II) are fully-modified mortgage-backed certificates issued by Government National Mortgage Association.

                 The Freddie Mac Certificates are Mortgage Participation Certificates issued by Federal Home Loan Mortgage Corporation.

                 The FNMA Certificates are Guaranteed Mortgage Pass-Through Certificates issued by Federal National Mortgage Association.

                 The GNMA I and GNMA II Certificates are in certificated form and the remaining securities are in uncertificated, book-entry form.





                                  Exhibit 4.7

                                                                        Ex. B


                          MORTGAGE LOAN DOCUMENT TYPES
                          ----------------------------


         1.      Promissory Note.

         2.      Deed of Trust or Mortgage.

         3.      Assignment of Deed of Trust or Mortgage.

         4.      Title Policy or commitment therefor.

         5.      Insurance certificates.

         6.      Appraisal.

         7.      PMI or Pool Mortgage Insurance certificate.

         8.      Loan Closing Statement.





                                  Exhibit 4.7

                                                                      Ex. C


   Federal Reserve Bank Deliveries:

             ABA 091000022
             First MPLS/TRUST
             AGENT ACCT #         **
                         ---------------------

   ** to be completed for each Bond Issue Series with the MCPA number set forth on the following two pages.


   FED Wire Instructions:

             ABA 091000022
                   First Bank National Association
                .           for further credit to First Trust Acct #180121167365
                            TSU:  Corporate Trust
                            ATTN:  Mary Rodgerson
                                           ref. acct. #





                                  Exhibit 4.7

                                                                       Ex. D


                   INITIAL RECEIPT BY CUSTODIAN OF COLLATERAL


First Bank National Association, as custodian for Bank One, Arizona NA in its capacity as Trustee, hereby acknowledges receipt and delivery of each item of Collateral identified on the Delivery Notice attached hereto, other than the exceptions set forth on Schedule I attached hereto.

                                            FIRST BANK NATIONAL
                                              ASSOCIATION, as Custodian


                                            By
                                              -------------------------------
                                              Its
                                                 ----------------------------

Dated:                           , 1993
       --------------------------




                                  Exhibit 4.7

                                                                    Ex. E-1


                                (NAME OF ISSUER)

                             (TITLE OF BOND ISSUE)

                 CONFIRMING RECEIPT BY CUSTODIAN OF SECURITIES
                          AND PLEDGED LOAN COLLATERAL


                 First Bank National Association, as custodian (the "Custodian") for Bank One, Arizona NA as Trustee under the Indenture dated as of _________________________, 19____ as amended to the Delivery Date (the
"Indenture"), and the Series ___ Indenture Supplement thereto dated as of _________________________, 19____ relating to the __________ Bonds (the
Indenture Supplement"), hereby acknowledges and confirms that:

                 1. The Custodian has received delivery of, and has in its possession and custody, each GNMA Certificate, Freddie Mac Certificate and FNMA Certificate (other than in book-entry form) referred to in Schedules ___________ respectively, to the Indenture Supplement, that has been certified by the Issuer thereof to be currently outstanding.

                 2. The Custodian has received delivery of required documents for each Pledged Loan referred to in Schedule ____ to the Indenture Supplement that has been certified by American Southwest Financial Corporation to be currently outstanding.

                 3. Each such Pledged Loan has been assigned to the Custodian and the assignment forwarded for recording.

                 4. Each such GNMA Certificate (other than in book-entry form), Freddie Mac Certificate and FNMA Certificate has been registered in the name of the Custodian or each GNMA Certificate (other than in book-entry form), Freddie Mac Certificate in the possession of the Trustee has attached to it a Form of Detached Assignment (Form PD 1832) or such other form of assignment acceptable to GNMA with respect to the assignment of GNMA Certificates, Freddie Mac with respective to the assignment of Freddie Mac Certificates and FNMA with respect to the assignment of FNMA Certificates, each of which purports to be executed by the registered holder of the respective Certificates, and the Custodian hereby confirms that the following information contained on each such form of assignment is in conformance with what is shown on the face of the
Certificates:

                 (i)      The pool or group number;

                (ii)      The Certificate number; and

               (iii)      The original principal amount of the Certificate.





                                  Exhibit 4.7

                 5. Each such form of assignment also contains the following:

                 (i) The name of the Custodian as the party in whose name the Certificate is to be re-registered;

                (ii)      The address of the Custodian;

               (iii)      The federal tax identification number of the Issuer;
       and

                (iv) The name and address of the commercial bank or trust company guaranteeing the signature of the assignor.

                 6. Each GNMA Certificate in book-entry form has been confirmed by the Custodian in writing by the financial intermediary acting as depository (the "Depository"), which has represented to the Custodian that it is an appropriate depository (as such term is defined in 1 CFR 462.4(b) and 24 CFR 81.44(b)), as having been identified, pursuant to appropriate notice, by book- entry or otherwise by the Depository as in the name of the Custodian, as pledgee.

                 7. Each such book-entry GNMA Certificate has been confirmed to the Custodian in writing by the Depository as having been registered in the name of the Depository in an appropriate book-entry account with a Federal Reserve Bank which maintains such accounts.

                 8. The Custodian further acknowledges that it has received custody and holds each such GNMA Certificate, Freddie Mac Certificate, FNMA Certificate and Pledged Loan in good faith and without notice of any adverse claim.

                                            FIRST BANK NATIONAL
                                              ASSOCIATION, as Custodian


                                            By
                                              -------------------------------
                                              Its
                                                  ---------------------------

Dated:                           , 1993
       --------------------------





                                  Exhibit 4.7

                                                                     Ex. E-2


                                (NAME OF ISSUER)

                             (TITLE OF BOND ISSUE)

                    CONFIRMING RECEIPT BY CUSTODIAN OF CASH,
       CASH INVESTMENTS, LETTERS OF CREDIT, SURETY BONDS, REINVESTMENT
            AGREEMENT, INSURANCE POLICIES AND AGREEMENTS COLLATERAL


                 First Bank National Association, as custodian (the "Custodian") for Bank One Arizona NA as Trustee under the Indenture dated as of _________________________, 19____ as amended to date (the "Indenture"), and the
Series ___ indenture supplement thereto dated as of _________________________, 19____ relating to the __________ Bonds (the Indenture Supplement"), hereby acknowledges receipt and delivery of the Cash, Cash Investments, Letters of Credit, Surety Bonds and/or Reinvestment Agreement, Insurance Policies, and/or Agreements that are currently pledged to secure the Bonds, as certified by the Issuer thereof, and certifies that it has acquired custody of such Collateral in good faith and without notice of any adverse claim.


                                            FIRST BANK NATIONAL
                                              ASSOCIATION, as Custodian



                                            By
                                              -------------------------------
                                              Its
                                                 ----------------------------

Dated:                           , 1993
       --------------------------






                                  Exhibit 4.7

                                                                        Ex. F



                            Types of Trust Accounts


         1.      Mortgage Collateral Proceeds Account.

         2.      Supplemental Debt Service Fund.

         3.      Buy-Down Debt Service Fund.

         4.      Reserve Fund.

         5.      Prepayment Provision Reserve Account.

         6.      Supplemental Custodial Reserve Fund.

         7.      Prepayment Account.





                                  Exhibit 4.7

                                                                    EXHIBIT B

                           REGISTRAR AGENCY AGREEMENT

                          Dated as of August 31, 1993

                 Bank One, Arizona NA, ("Trustee"), and First Bank National Association, a national banking association (the "Agent"), agree as follows:

                 WHEREAS, the Trustee currently is trustee for each of the bond issues identified on Schedule I hereto (the "Bond Issues") pursuant to the Bond Indentures and Supplemental Indentures set forth on Schedule II hereto (the "Indentures"), and in connection therewith, the Trustee acts as bond registrar and transfer agent for each Bond Issue.

                 WHEREAS, the Trustee intends to resign as trustee, and Agent anticipates being appointed and accepting as successor trustee, under each of the Indentures (the "Trusteeship Succession"), and to facilitate transition of bond registrar and transfer agent functions, the parties desire that Agent shall act as the Trustee's agent to perform such functions prior to the Trusteeship Succession, in accordance with the procedures set forth in the Indentures, and terms and conditions herein.

                 NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, the Agent and the Trustee agree as follows:

                 1. Appointment as Agent. Subject to the terms and conditions herein, the Trustee hereby appoints the Agent, and the Agent hereby accepts such appointment, as the Trustee's registrar agent to perform all bond registration, transfer, exchange, authentication and recordkeeping functions of the registrar and transfer agent ("Registrar Functions") for each Bond Issue as provided in the related Indenture, commencing for each Bond Issue on the date (a "Commencement Date") specified for such Bond Issue on Schedule III attached hereto and continuing until Trusteeship Succession or prior termination of this Agreement.

                 2.       Transfer of Registration Information.  At least
(five) business days prior to the related Commencement Date, the Trustee will provide the Agent with all bond registration, information, for each Bond Issue in hard copy format compatible with Agent's Bond Master processing system, together with canceled bond records and unissued bond certificate inventory, all as necessary or appropriate for Agent to perform Registrar Functions for the Bond Issues on behalf of the Trustee. The Trustee shall be responsible for loss, theft or destruction of bond registration records and certificates inventory prior to receipt thereof by the Agent.

                 3. Bond Certificate Delivery. From and after the Commencement Date, Agent shall receive Bond Issue certificates for transfer or exchange at its offices in St. Paul, Minnesota, delivered to the following addresses:

         MAIL DELIVERY                      HAND DELIVERY
         -------------                      -------------

         First Bank National                First Bank National Association
           Association                      Corporate Trust Department
         P.O. Box 64111                     180 East Fifth Street
         St. Paul, Minnesota 55764          St. Paul, Minnesota  55701





                                  Exhibit 4.7

The Trustee shall forward to the Agent for processing all Bond Issue certificates received by the Trustee for transfer or exchange or other Registrar Functions.

                 4. Instructions; Authority to Act. Trustee may direct any particular aspect of the Agent's Registrar Functions by providing instructions to Agent. The Agent shall be deemed to have received proper instructions with respect to the Registrar Functions upon its confirmation of its receipt of written instructions signed by a Responsible Officer of the Trustee. All such instructions shall contain receipt provisions which the Agent shall countersign as such receipt confirmation. A certified copy of a resolution of the Board of Directors of the Trustee may be received and accepted by the Agent as conclusive evidence of the authority of any such officer to act and may be considered as in full force and effect until receipt of written notice to the contrary by the Trustee. Such instructions may be general or specific in terms.

                 5. Indemnification by the Agent. The Agent agrees to indemnify the Trustee for any and all liabilities, obligations, losses, damages, payments, costs or expenses of any kind whatsoever which may be imposed on, incurred by or asserted against the Trustee as the Trustee as the result of failure of the Agent to perform its duties hereunder, provided, however, that the Agent shall not be liable for any portion of any such liabilities, obligations, losses, damages, payments or costs due to the actions or omissions of the Trustee.

                 6. Advice of Counsel. The Agent and the Trustee further agree that the Agent shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as custodian and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

                 7. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided, may be amended at any time by mutual agreement of the parties hereto shall terminate concurrently with the Trusteeship Succession and otherwise may be terminated by either party by written notice delivered or mailed to the other party, postage prepaid, termination to take effect no sooner than thirty (30) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after any termination other than upon Trusteeship Succession, the Agent shall return all bond registration information to the Trustee at such place as the Trustee may reasonably designate. In connection with the administration of this Agreement, the Agent and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and annexed hereto.

                 8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Minnesota.

                                  Exhibit 4.7

                 9. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at Bank One, Arizona NA, by mail: Corporate Trust - Mortgage Backed Bonds Department (A834), P.O. Box 29559, Phoenix, Arizona 85038; by delivery: Corporate Trust - Mortgage Backed Bonds Department, 25th Floor, 241 North Central Avenue, Phoenix, Arizona 85004
Attention: Corporate Trust Department, or to the Agent at First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101, Attention:
Corporate Trust Agreement, or to such other address as the Trustee or the Agent may hereafter specify in writing, shall be conclusively presumed to have bene duly given hereunder to the respective party, whether or not such party receives such notice.

                 10. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Trustee and the Agent and their respective successors and assigns.


FIRST BANK NATIONAL                         BANK ONE, ARIZONA NA,
  ASSOCIATION, as Agent                       as Trustee under the Indentures
                                              referred to above

By  /s/ Eve D. Kaplan                      By  /s/ Susan J. McCord
   ------------------                         --------------------
   Its Vice President                         Its Vice President
       --------------                             ----------------


By  /s/ Cheril A. Christopherson           By  /s/ Anne Aldridge
   -----------------------------              ----------------------
   Its Asst. Vice President                   Its Corporate Officer
       -------------------------                  ------------------

                                  Exhibit 4.7

                                   SCHEDULE I
                                   ----------

                                  BOND ISSUES
                                  -----------


         ISSUER                                                           SERIES
         ------                                                           ------
         American Southwest Financial Corporation                             G
                                                                              H
                                                                              I
                                                                              J
                                                                              K
                                                                              M
                                                                              P
                                                                              Q
                                                                              R
                                                                              S
                                                                              T
                                                                              U
                                                                              V
                                                                              X
                                                                              Y
                                                                              Z
                                                                              37
                                                                              38
                                                                              39
                                                                              40
                                                                              41
                                                                              42
                                                                              43
                                                                              44
                                                                              45
                                                                              46
                                                                              48
                                                                              49
                                                                              50
                                                                              51
                                                                              53
                                                                              54
                                                                              55
                                                                              56
                                                                              59
                                                                              68

         American Southwest Finance Co., Inc.                                 1984-1

         Westam Mortgage Financial Corporation                                W-3





                                  Exhibit 4.7

                                  SCHEDULE II
                                  -----------

                                   INDENTURES
                                   ----------


BOND SERIES                       INDENTURE DATE                    SUPPLEMENTAL INDENTURE DATE
- -----------                       --------------                    ---------------------------
        G                              8/1/84                                     10/01/84
        H                              8/1/84                                     12/01/84
        I                              8/1/84                                     03/01/85
        J                              8/1/84                                     04/01/85
        K                              8/1/84                                     07/01/85
        M                              8/1/84                                     09/01/85
        P                              8/1/84                                     12/01/85
        Q                              8/1/84                                     12/01/85
        R                              8/1/84                                     12/31/85
        S                              8/1/84                                     12/31/85
        T                              8/1/84                                     04/01/86
        U                              8/1/84                                     03/01/86
        V                              8/1/84                                     04/01/86
        X                              8/1/84                                     06/01/86
        Y                              8/1/84                                     06/01/86
        Z                              8/1/84                                     07/01/86
        37                             8/1/84                                     08/01/86
        38                             8/1/84                                     07/01/86
        39                             8/1/84                                     08/01/86
        40                             8/1/84                                     10/01/86
        41                             8/1/84                                     10/01/86
        42                             8/1/84                                     11/01/86
        43                             8/1/84                                     01/01/87
        44                             8/1/84                                     02/01/87
        45                             8/1/84                                     02/01/87
        46                             8/1/84                                     05/01/87
        48                             8/1/84                                     06/01/87
        49                             8/1/84                                     05/01/87
        50                             8/1/84                                     06/01/87
        51                             8/1/84                                     07/01/87
        53                             8/1/84                                     07/01/87
        54                             8/1/84                                     09/01/87
        55                             8/1/84                                     10/01/87
        56                             8/1/84                                     10/01/87
        59                             8/1/84                                     12/01/87
        68                             8/1/84                                     09/01/88

     1984-1                            1/1/84                                     None

       W-3                             6/1/88                                     06/01/88





                                  Exhibit 4.7

                                                                    EXHIBIT C

                            PAYING AGENCY AGREEMENT

                         Dated as of September 30, 1993



                 Bank One, Arizona, NA, ("Trustee"), American Southwest Financial Corporation, American Southwest Finance Co. and Westam Mortgage Financial Corporation (collectively, the "Issuers") and First Bank National Association, (the "Agent"), agree as follows:

                 WHEREAS, the Trustee currently is trustee for each of the bond issues identified on Schedule I hereto (the "Bond Issues") pursuant to the respective Bond Indentures between the Issuers and The Valley National Bank of Arizona (the "Original Indentures") and Supplemental Indentures set forth on
Schedule II hereto (together with the Original Indenture collectively, the "Indentures"), and in connection therewith, the Trustee acts as paying agent for each Bond Issue.

                 WHEREAS, the Trustee intends to resign as trustee, and the Issuers anticipate appointing Agent and Agent anticipates accepting as successor trustee, under each of the Indentures (the "Trusteeship Succession"), and to facilitate transition of bond paying agent functions, the parties desire that Agent shall act as the paying agent to perform such functions prior to and after the Trusteeship Succession, in accordance with the procedures set forth in the Indentures, and terms and conditions herein.

                 WHEREAS, the Trustee and the Agent have entered into that certain Collateral Custody and Verification Agreement dated as of August 31, 1993 (the "Collateral Agreement") to provide for the transfer of Bond Issue collateral to the Agent and the establishment of separate trust accounts to which such collateral, and cash received with respect to collateral, is credited by the Agent.

                 NOW, THEREFORE, in consideration of the premises and of the mutual agreements hereinafter set forth, the Agent, the Issuers and the Trustee agree as follows:

                 1. Appointment as Agent. Subject to the terms and conditions herein, the Issuers hereby appoints the Agent, and the Agent hereby accepts such appointment, as the paying agent under Section 9.02 of each of the Original Indentures to perform the payment and recordkeeping functions thereof ("Paying Functions") for each Bond Issue as provided in the related Indenture, commencing for each Bond Issue on October 1, 1993 ("Commencement Date") and continuing until termination of this Agreement.

                 2. Transfer of Payment Information. At least ten business days prior to the Commencement Date, the Trustee will provide the Agent with all bond ownership and payment information for each Bond Issue in hard copy format and compatible with Agent's Bond Master processing system, all as necessary or appropriate for Agent to perform Paying Functions for the Bond Issues on behalf of the Issuer. As part of the said bond payment information, the Trustee will provide and certify to the Agent for each Bond Issue (i) the name and address of each registered bondholder, (ii) the





                                  Exhibit 4.7
principal amount of bonds with the same maturity date owned by such bondholder,
(iii) the IRS Taxpayer Identification Number of such bondholder and (iv) whether or not an IRS Form W-9 has been received from, making back-up withholding not required for, such bondholder.

                 At least ten business days prior to the Commencement Date, the Issuers will provide and certify to the Agent for each Bond Issue the aggregate outstanding principal amount of bonds with the same maturity date, as of September 1, 1993.

                 3. Payment Information Reconciliation. Within seven business days following receipt of complete bond payment information, as described in paragraph 2 above, for each Bond Issue, the Agent will reconcile
(i) the total of Bondholders' principal balances with the same maturity date as provided by the Trustee (ii) with the aggregate principal balances for such maturity date provided by the Issuers. Within three business days of discovering any discrepancy in such principal balance information or in other bond paying information, the Agent will advise the Trustee and the Issuers.
All such discrepancies shall be resolved and corrected prior to Trusteeship Succession for all Bond Issues.

                 4. Trust Account Payments. The Agent shall liquidate investments and withdraw monies to pay Bond Issue principal and interest as due, from the appropriate trust accounts established by the Agent under the Collateral Agreement prior to Trusteeship Succession and by the Agent as successor trustee under the Indentures following Trusteeship Succession.

                 5. Payment Reports. The Issuers shall provide payment and disbursement reports to the Agent in the form and manner as heretofore provided to the Trustee, setting forth the amounts of bondholder payments, releases of surplus funds and expense payments and payees.

                 6. Advice of Counsel. The parties further agree that the Agent shall be entitled to rely and act upon advice of counsel with respect to its performance hereunder as paying agent and shall be without liability for any action reasonably taken pursuant to such advice, provided that such action is not in violation of applicable federal or state law.

                 7. Effective Period, Termination and Amendment, and Interpretive and Additional Provisions. This Agreement shall become effective as of the date hereof, shall continue in full force and effect until terminated as hereinafter provided, and may be amended at any time by mutual agreement of the parties hereto. This Agreement may be terminated by either the Issuers or the Agent by written notice delivered or mailed to the other parties, postage prepaid, termination to take effect no sooner than thirty (30) days after the date of such delivery or mailing. Concurrently with, or as soon as practicable after any termination, the Agent shall transfer all bond payment information to such successor paying agent as the Issuers shall designate. In connection with the administration of this Agreement, the Agent, the Issuers and the Trustee may agree from time to time upon the interpretation of the provisions of this Agreement as may in their joint opinion be consistent with the general tenor and purposes of this Agreement, any such interpretation to be signed by all parties and

                                  Exhibit 4.7
annexed hereto. Following Trusteeship Succession, Bank One, Arizona, NA shall have no further rights or responsibilities hereunder.

                 8. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Arizona.

                 9. Notices. Notices and other writings shall be delivered or mailed, postage prepaid, to the Trustee at Bank One, Arizona, NA, by mail: Corporate Trust - Mortgage Backed Bonds Department (A834), P. O. Box 29559, Phoenix, Arizona 85038; by delivery: Corporate Trust - Mortgage Backed Bonds Department, 25th Floor, 241 North Central Avenue, Phoenix, Arizona 85004
Attention: Corporate Trust Department, to the Issuer at 2390 East Camelback Road, Suite 225, Phoenix, Arizona 85016, or to the Agent at First Bank National Association, 180 East Fifth Street, St. Paul, Minnesota 55101,
Attention: Corporate Trust Agreement, to the Issuer or to such other address as the Trustee or the Agent may hereafter specify in writing, shall be conclusively presumed to have bene duly given hereunder to the respective party, whether or not such party receives such notice.

                 10. Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the Trustee, Issuer and the Agent and their respective successors and assigns.


                                       BANK ONE, ARIZONA, NA,
                                         as Trustee under the Indentures
                                         referred to above


                                       By /s/ Susan J. McCord
                                         --------------------
                                         Its Vice President
                                             ----------------

                                       FIRST BANK NATIONAL ASSOCIATION,
                                         as Agent


                                       By /s/ Eve D. Kaplan
                                         ------------------
                                         Its Vice President
                                             --------------

                                       AMERICAN SOUTHWEST FINANCIAL CORPORATION


                                       By /s/ Jeffrey A. Newman
                                         -------------------------
                                         Its Senior Vice President
                                             ---------------------

                                  Exhibit 4.7

                                       AMERICAN SOUTHWEST FINANCE CO., INC.


                                       By /s/ Jeffrey A. Newman
                                         -----------------------
                                       Its Senior Vice President
                                           ---------------------


                                       WESTAM MORTGAGE FINANCIAL CORPORATION


                                       By /s/ Jeffrey A. Newman
                                         -----------------------
                                       Its Senior Vice President
                                           ---------------------

                                  Exhibit 4.7

                                   SCHEDULE I
                                   ----------

                                  BOND ISSUES
                                  -----------


         ISSUER                                                         SERIES
         ------                                                         ------
         American Southwest Financial Corporation                           G
                                                                            H
                                                                            I
                                                                            J
                                                                            K
                                                                            M
                                                                            P
                                                                            Q
                                                                            R
                                                                            S
                                                                            T
                                                                            U
                                                                            V
                                                                            X
                                                                            Y
                                                                            Z
                                                                            37
                                                                            38
                                                                            39
                                                                            40
                                                                            41
                                                                            42
                                                                            43
                                                                            44
                                                                            45
                                                                            46
                                                                            48
                                                                            49
                                                                            50
                                                                            51
                                                                            53
                                                                            54
                                                                            55
                                                                            56
                                                                            59
                                                                            68

         American Southwest Finance Co., Inc.                               1984-1

         Westam Mortgage Financial Corporation                              W-3





                                  Exhibit 4.7

                                  SCHEDULE II
                                  -----------

                                   INDENTURES
                                   ----------


BOND SERIES                       INDENTURE DATE                    SUPPLEMENTAL INDENTURE DATE
- -----------                       --------------                    ---------------------------
        G                              8/1/84                                     10/01/84
        H                              8/1/84                                     12/01/84
        I                              8/1/84                                     03/01/85
        J                              8/1/84                                     04/01/85
        K                              8/1/84                                     07/01/85
        M                              8/1/84                                     09/01/85
        P                              8/1/84                                     12/01/85
        Q                              8/1/84                                     12/01/85
        R                              8/1/84                                     12/31/85
        S                              8/1/84                                     12/31/85
        T                              8/1/84                                     04/01/86
        U                              8/1/84                                     03/01/86
        V                              8/1/84                                     04/01/86
        X                              8/1/84                                     06/01/86
        Y                              8/1/84                                     06/01/86
        Z                              8/1/84                                     07/01/86
        37                             8/1/84                                     08/01/86
        38                             8/1/84                                     07/01/86
        39                             8/1/84                                     08/01/86
        40                             8/1/84                                     10/01/86
        41                             8/1/84                                     10/01/86
        42                             8/1/84                                     11/01/86
        43                             8/1/84                                     01/01/87
        44                             8/1/84                                     02/01/87
        45                             8/1/84                                     02/01/87
        46                             8/1/84                                     05/01/87
        48                             8/1/84                                     06/01/87
        49                             8/1/84                                     05/01/87
        50                             8/1/84                                     06/01/87
        51                             8/1/84                                     07/01/87
        53                             8/1/84                                     07/01/87
        54                             8/1/84                                     09/01/87
        55                             8/1/84                                     10/01/87
        56                             8/1/84                                     10/01/87
        59                             8/1/84                                     12/01/87
        68                             8/1/84                                     09/01/88

     1984-1                            1/1/84                                     None

       W-3                             6/1/88                                     06/01/88





                                  Exhibit 4.7

                                                                     EXHIBIT D-1





September 2, 1992


Mr. G. Thomas Eggebrecht
American Southwest Financial Corporation
American Southwest Finance Co., Inc.
Westam Mortgage Financial Corporation
2390 East Camelback Road, Suite 225
Phoenix, AZ  85016

Dear Mr. Eggebrecht:

After long and careful consideration, Valley National Bank had made difficult decision to cease bond trustee activity in the collateralized mortgage obligation ("CMO") field. We have become increasingly aware that we lack the economics of scale available to larger CMO trustees and cannot compete effectively given the fees bid in today's marketplace. We therefore, tender our resignation as Trustee of the bond issues of American Southwest Financial Corporation, American Southwest Finance Co., Inc. and Westam Mortgage Financial Corporation effective January 1, 1993.

We have enjoyed the many years of working with American Southwest Financial Corporation, American Southwest Finance Co., Inc. and Westam Mortgage Financial Corporation. The professionalism of the staff has been exemplary and we will miss them all. Our association has also provided us with the privilege to meet people and develop working relationships throughout the country which would otherwise have been missed. We will take every opportunity to make the transition to your selected successor trustee as smooth and uneventful as possible.

Very truly yours,

/s/ Susan J. McCord
- -------------------
Susan J. McCord
Vice President

SJM/prs





                                  Exhibit 4.7

                                                                  EXHIBIT D-2

                         SUCCESSOR TRUSTEE APPOINTMENT

First Bank National Association
First Trust Center
180 East Fifth Street
St. Paul, MN   55101

Bank One, Arizona, NA
241 North Central Avenue
Phoenix, AZ  85016


Ladies and Gentlemen:

         Having received notice of the resignation of Bank One, Arizona, NA as Trustee for each of the Bond issues identified on Schedule I attached hereto (the "Bond Issues"), each of the undersigned, with respect to the Bond Issues for which it is the issuer as indicated on the said Schedule I, does hereby appoint First Bank National Association as successor Trustee for the Bond Issues pursuant to the respective Bond Indentures and Supplemental Indentures set forth on Schedule II hereto, such appointment to become effective upon acceptance by First Bank National Association and delivery to Bank One, Arizona, NA of executed instruments evidencing this appointment and such acceptance.

         In Witness Whereof, each of the undersigned has duly executed and delivered this Appointment on December 28, 1993.


                                  AMERICAN SOUTHWEST FINANCIAL CORPORATION


                                  By /s/ Jeffrey A. Newman
                                    -----------------------
                                  Its Senior Vice President
                                      ---------------------


                                  AMERICAN SOUTHWEST FINANCE CO., INC.


                                  By /s/ Jeffrey A. Newman
                                    -----------------------
                                  Its Senior Vice President
                                      ---------------------

                                  WESTAM MORTGAGE FINANCIAL CORPORATION


                                  By /s/ Jeffrey A. Newman
                                    -----------------------
                                  Its Senior Vice President
                                      ---------------------




                                  Exhibit 4.7

                                   SCHEDULE I
                                   ----------

                                  BOND ISSUES
                                  -----------


         ISSUER                                                          SERIES
         ------                                                          ------
         American Southwest Financial Corporation                            G
                                                                             H
                                                                             I
                                                                             J
                                                                             K
                                                                             M
                                                                             P
                                                                             Q
                                                                             R
                                                                             S
                                                                             T
                                                                             U
                                                                             V
                                                                             X
                                                                             Y
                                                                             Z
                                                                             37
                                                                             38
                                                                             39
                                                                             40
                                                                             41
                                                                             42
                                                                             43
                                                                             44
                                                                             45
                                                                             46
                                                                             48
                                                                             49
                                                                             50
                                                                             51
                                                                             53
                                                                             54
                                                                             55
                                                                             56
                                                                             59
                                                                             68

         American Southwest Finance Co., Inc.                                1984-1

         Westam Mortgage Financial Corporation                               W-3





                                  Exhibit 4.7

                                  SCHEDULE II
                                  -----------

                                   INDENTURES
                                   ----------


BOND SERIES                       INDENTURE DATE                    SUPPLEMENTAL INDENTURE DATE
- -----------                       --------------                    ---------------------------
        G                              8/1/84                                     10/01/84
        H                              8/1/84                                     12/01/84
        I                              8/1/84                                     03/01/85
        J                              8/1/84                                     04/01/85
        K                              8/1/84                                     07/01/85
        M                              8/1/84                                     09/01/85
        P                              8/1/84                                     12/01/85
        Q                              8/1/84                                     12/01/85
        R                              8/1/84                                     12/31/85
        S                              8/1/84                                     12/31/85
        T                              8/1/84                                     04/01/86
        U                              8/1/84                                     03/01/86
        V                              8/1/84                                     04/01/86
        X                              8/1/84                                     06/01/86
        Y                              8/1/84                                     06/01/86
        Z                              8/1/84                                     07/01/86
        37                             8/1/84                                     08/01/86
        38                             8/1/84                                     07/01/86
        39                             8/1/84                                     08/01/86
        40                             8/1/84                                     10/01/86
        41                             8/1/84                                     10/01/86
        42                             8/1/84                                     11/01/86
        43                             8/1/84                                     01/01/87
        44                             8/1/84                                     02/01/87
        45                             8/1/84                                     02/01/87
        46                             8/1/84                                     05/01/87
        48                             8/1/84                                     06/01/87
        49                             8/1/84                                     05/01/87
        50                             8/1/84                                     06/01/87
        51                             8/1/84                                     07/01/87
        53                             8/1/84                                     07/01/87
        54                             8/1/84                                     09/01/87
        55                             8/1/84                                     10/01/87
        56                             8/1/84                                     10/01/87
        59                             8/1/84                                     12/01/87
        68                             8/1/84                                     09/01/88

     1984-1                            1/1/84                                     None

       W-3                             6/1/88                                     06/01/88





                                  Exhibit 4.7

                                                                  EXHIBIT D-3


                          SUCCESSOR TRUSTEE ACCEPTANCE



American Southwest Financial Corporation
American Southwest Finance Co., Inc.
Westam Mortgage Financial Corporation
2390 Camelback Road
Suite 225
Phoenix, AZ  85016

Bank One, Arizona NA
241 North Central Avenue
Phoenix, AZ  85016

Ladies and Gentlemen:

         First Bank National Association, a national banking association, does hereby accept appointment and agrees to serve as successor Trustee for each of the Bond issues identified on Schedule I hereto pursuant to the respective Bond Indentures and Supplemental Indentures set forth on Schedule II hereto, subject to the provisions of such documents but without responsibility or liability for the actions or omissions of the prior Trustee thereunder.

         In Witness Whereof, First Bank National Association has caused this Acceptance to be duly executed and delivered on December 28, 1993.

                                      FIRST BANK NATIONAL
                                        ASSOCIATION


                                      By  /s/ Eve D. Kaplan
                                         ------------------
                                        Its Vice President
                                            ---------------


                                      By  /s/ Lynn M. Steiner
                                         --------------------
                                        Its Trust Officer
                                            -----------------





                                  Exhibit 4.7

                                   SCHEDULE I
                                   ----------

                                  BOND ISSUES
                                  -----------


         ISSUER                                                      SERIES
         ------                                                      ------
         American Southwest Financial Corporation                        G
                                                                         H
                                                                         I
                                                                         J
                                                                         K
                                                                         M
                                                                         P
                                                                         Q
                                                                         R
                                                                         S
                                                                         T
                                                                         U
                                                                         V
                                                                         X
                                                                         Y
                                                                         Z
                                                                         37
                                                                         38
                                                                         39
                                                                         40
                                                                         41
                                                                         42
                                                                         43
                                                                         44
                                                                         45
                                                                         46
                                                                         48
                                                                         49
                                                                         50
                                                                         51
                                                                         53
                                                                         54
                                                                         55
                                                                         56
                                                                         59
                                                                         68

         American Southwest Finance Co., Inc.                            1984-1

         Westam Mortgage Financial Corporation                           W-3





                                  Exhibit 4.7

                                  SCHEDULE II
                                  -----------

                                   INDENTURES
                                   ----------


BOND SERIES                       INDENTURE DATE                    SUPPLEMENTAL INDENTURE DATE
- -----------                       --------------                    ---------------------------
        G                              8/1/84                                     10/01/84
        H                              8/1/84                                     12/01/84
        I                              8/1/84                                     03/01/85
        J                              8/1/84                                     04/01/85
        K                              8/1/84                                     07/01/85
        M                              8/1/84                                     09/01/85
        P                              8/1/84                                     12/01/85
        Q                              8/1/84                                     12/01/85
        R                              8/1/84                                     12/31/85
        S                              8/1/84                                     12/31/85
        T                              8/1/84                                     04/01/86
        U                              8/1/84                                     03/01/86
        V                              8/1/84                                     04/01/86
        X                              8/1/84                                     06/01/86
        Y                              8/1/84                                     06/01/86
        Z                              8/1/84                                     07/01/86
        37                             8/1/84                                     08/01/86
        38                             8/1/84                                     07/01/86
        39                             8/1/84                                     08/01/86
        40                             8/1/84                                     10/01/86
        41                             8/1/84                                     10/01/86
        42                             8/1/84                                     11/01/86
        43                             8/1/84                                     01/01/87
        44                             8/1/84                                     02/01/87
        45                             8/1/84                                     02/01/87
        46                             8/1/84                                     05/01/87
        48                             8/1/84                                     06/01/87
        49                             8/1/84                                     05/01/87
        50                             8/1/84                                     06/01/87
        51                             8/1/84                                     07/01/87
        53                             8/1/84                                     07/01/87
        54                             8/1/84                                     09/01/87
        55                             8/1/84                                     10/01/87
        56                             8/1/84                                     10/01/87
        59                             8/1/84                                     12/01/87
        68                             8/1/84                                     09/01/88

     1984-1                            1/1/84                                     None

       W-3                             6/1/88                                     06/01/88





                                  Exhibit 4.7